UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2007

Mettler-Toledo International Inc.

(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	File No. 001-13595 (Commission File Number)	13-3668641 (I.R.S. Employer Identification No.)

Im Langacher, P.O. Box MT-100
CH 8606 Greifensee, Switzerland
and
1900 Polaris Parkway
Columbus, OH 43240

 (Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code:
+41-44-944-22-11 and 1-614-438-4511

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition

The following information is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition.”  The information furnished in this Form 8-K and the Exhibit attached hereto shall not be treated as filed for purposes of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

On November 1, 2007, Mettler-Toledo International Inc. (“Mettler-Toledo”) issued a press release (the “Release”) setting forth its financial results for the three and nine months ended September 30, 2007.  A copy of the Release is furnished hereto as Exhibit 99.1 to this report.

Non-GAAP Financial Measures

Mettler-Toledo supplements its U.S. GAAP results with non-GAAP financial measures.  The principal non-GAAP financial measures Mettler-Toledo uses are Adjusted Earnings per Share, Adjusted Operating Income and Free Cash Flow.

Adjusted Earnings per Share

Mettler-Toledo defines Adjusted Earnings per Share as diluted earnings per common share excluding certain one-time discrete tax items and amortization of purchased intangible assets, net of tax.  The most directly comparable U.S. GAAP financial measure is diluted earnings per common share.

Mettler-Toledo believes that Adjusted Earnings per Share is important supplemental information for investors.  Mettler-Toledo uses this measure because it excludes certain one-time discrete tax items and amortization of purchased intangibles, net of tax, which management believes is not directly related to current and ongoing operations thereby providing investors with information that helps to compare ongoing operating performance.

Adjusted Earnings per Share is used in addition to and in conjunction with results presented in accordance with U.S. GAAP.  Adjusted Earnings per Share is not intended to represent diluted earnings per common share under U.S. GAAP and should not be considered as an alternative to diluted earnings per common share as an indicator of Mettler-Toledo’s performance because of the following limitations.

Limitations of Mettler-Toledo’s non-GAAP measure, Adjusted Earnings per Share

Mettler-Toledo’s non-GAAP measure, Adjusted Earnings per Share, has certain material limitations as follows:

It does not include certain one-time discrete tax items and amortization expense of purchased intangibles, net of tax.  Because one-time discrete tax items and amortization of purchased intangibles are components of diluted earnings per share under U.S. GAAP, any measure that excludes one-time discrete tax items and amortization of purchased intangibles has material limitations.

Adjusted Operating Income

Mettler-Toledo defines Adjusted Operating Income as gross profit less research and development, selling, general and administrative expenses and restructuring charges, before amortization, interest, other income, net and taxes.  The most directly comparable U.S. GAAP financial measure is earnings before taxes.

Mettler-Toledo believes that Adjusted Operating Income is important supplemental information for investors.  Adjusted Operating Income is used internally as the principal profit measurement by its segments in their reporting to management.  Mettler-Toledo uses this measure because it excludes amortization, interest, other income, net and taxes, which are not allocated to the segments.

On a consolidated basis, Mettler-Toledo also believes Adjusted Operating Income is an important supplemental method of measuring profitability.  It is used internally by senior management for measuring profitability and setting performance targets for managers, and has historically been used as one of the means of publicly providing guidance on possible future results.  Mettler-Toledo also believes that Adjusted Operating Income is an important performance measure because it provides a measure of comparability to other companies with different capital or legal structures, which accordingly may be subject to disparate interest rates and effective tax rates, and to companies which may incur different amortization expenses or impairment charges related to intangible assets.

Adjusted Operating Income is used in addition to and in conjunction with results presented in accordance with U.S. GAAP.  Adjusted Operating Income is not intended to represent operating income under U.S. GAAP and should not be considered as an alternative to earnings before taxes as an indicator of Mettler-Toledo’s performance because of the following limitations.

Limitations of Mettler-Toledo’s non-GAAP measure, Adjusted Operating Income

Mettler-Toledo’s non-GAAP measure, Adjusted Operating Income, has certain material limitations as follows:

•
It does not include interest expense.  Because Mettler-Toledo has borrowed money to finance some of its operations, interest is a necessary and ongoing part of its costs and has assisted Mettler-Toledo in generating revenue.  Therefore any measure that excludes interest expense has material limitations.

•	It excludes amortization expense and other income, net. Because these items are recurring, any measure that excludes them has material limitations.

Free Cash Flow

Mettler-Toledo defines Free Cash Flow as net cash provided by operating activities less capital expenditures and refinancing fees, before restructuring payments, excess tax benefits from share-based payment arrangements and proceeds from the sale of property, plant and equipment.  The most directly comparable U.S. GAAP financial measure is net cash provided by operating activities.

Mettler-Toledo believes Free Cash Flow is important supplemental information for investors.  It is used internally by senior management for measuring operating cash flow generation and setting performance targets for managers, and has historically been used as one of the means of providing guidance on possible future cash flows.

Free Cash Flow is used in addition to and in conjunction with results presented in accordance with U.S. GAAP.  Free Cash Flow is not intended to represent net cash provided by operating activities recorded under U.S. GAAP and should not be considered as an alternative to net cash provided by operating activities as an indicator of Mettler-Toledo’s performance because of the following limitations.

Limitations of Mettler-Toledo’s non-GAAP measure, Free Cash Flow

Mettler-Toledo’s non-GAAP measure, Free Cash Flow, has certain material limitations as follows:

•
It includes purchases of property, plant and equipment and refinancing fees, which are not considered to be components of net cash provided by operating activities under U.S. GAAP.  Therefore any measure that includes purchases of property, plant and equipment and refinancing fees has material limitations.

•
It excludes restructuring payments, excess tax benefits from share-based payment arrangements and proceeds from the sale of property, plant and equipment, which are considered to be a component of net cash provided by operating activities under U.S. GAAP.  Therefore any measure that excludes these items has material limitations.

Adjusted Earnings per Share, Adjusted Operating Income and Free Cash Flow should not be relied upon to the exclusion of U.S. GAAP financial measures, but reflect additional measures of comparability and means of viewing aspects of Mettler-Toledo’s operations that, when viewed together with its U.S. GAAP results and the accompanying reconciliations to net earnings, net cash provided by operating activities and diluted earnings per share, provide a more complete understanding of factors and trends affecting its business.

Because Adjusted Earnings per Share, Adjusted Operating Income and Free Cash Flow are not standardized, it may not be possible to compare with other companies’ non-GAAP financial measures having the same or similar names.  We strongly encourage investors to review our financial statements and publicly filed reports in their entirety and not to rely on any single financial measure.

The Release provides a reconciliation of Adjusted Earnings per Share, Adjusted Operating Income and Free Cash Flow to the most comparable financial measures recorded under U.S. GAAP.

Item 9.01 Financial Statements and Exhibits

Exhibit No.                         Description

99.1	Press release, dated November 1, 2007, issued by Mettler-Toledo International Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

METTLER-TOLEDO INTERNATIONAL INC.

Dated: November 1, 2007	By:	/s/ William P. Donnelly
William P. Donnelly

Chief Financial Officer